GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class P Shares, of the

Goldman Sachs Dynamic Global Equity Fund

(the “Fund”)

Supplement dated January 29, 2025, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”), each dated April 29, 2024, as supplemented to date

Effective on or about July 1, 2025, (the “Effective Date”) Neill Nuttall will no longer serve as a portfolio manager for the Fund. In addition, effective immediately, Alexandra Wilson-Elizondo will begin serving as a portfolio manager for the Fund.

Siwen Wu will continue to serve as portfolio manager for the Fund.

Accordingly, as of the close of business on the Effective Date, the Fund’s disclosures are modified as follows:

All references to Mr. Nuttall in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Dynamic Global Equity Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Neill Nuttall, Managing Director, has managed the Fund since 2019; Siwen Wu, Vice President, has managed the Fund since 2021; and Alexandra Wilson-Elizondo, Managing Director, has managed the Fund since 2025.

The following row is added to the table under the “Multi-Asset Solutions Team” subsection of the “Service Providers—Portfolio Managers” section of the Prospectuses:

Name and Title	Years Primarily Responsible	Five Year Employment History
Alexandra Wilson-Elizondo Managing Director	Since 2025	Mrs. Wilson-Elizondo joined the Investment Adviser in 2021. She is the Co-Chief Investment Officer within the Multi-Asset Solutions (MAS) team. Prior to joining the Investment Adviser, Mrs. Wilson-Elizondo was the Deputy Head of Global Credit and a Managing Director at MacKay Shields LLC.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

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